UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report	May 31, 2005
(Date of earliest event reported)	May 26, 2005

Trinity Capital Corporation

(Exact name of Registrant as specified in its charter)

New Mexico

(State or other jurisdiction of incorporation)

000-50266	85-0242376
(Commission File Number)	(I.R.S. Employer Identification Number)

1200 Trinity Drive, Los Alamos, New Mexico	87544
(Address of principal executive offices)	(Zip Code)

(505) 662-5171

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

              Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

                                                ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

                                                ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

                                                                        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

                                                ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On May 26, 2005, the shareholders of Trinity Capital Corporation (the “Company”) approved the Trinity Capital Corporation 2005 Stock Incentive Plan (the “2005 Stock Incentive Plan”) and the Trinity Capital Corporation 2005 Deferred Income Plan (the “2005 Deferred Income Plan”).  The plans are designed to align the interests of participants with those of the shareholders through increased ownership of the Company.

                A.            2005 Stock Incentive Plan

                On May 26, 2005, shareholders approved the 2005 Stock Incentive Plan.  Under the 2005 Stock Incentive Plan, the Company may offer non-qualified and incentive stock options, stock appreciation rights and other stock-based awards to employees.  A maximum of 500,000 shares of the Company’s common stock will be reserved for issuance under the 2005 Stock Incentive Plan.

A summary description of the Incentive Plan is included in the Company’s Proxy Statement for its Annual Meeting of Shareholders held on May 26, 2005 (the “2005 Proxy Statement”) and the full text of the Plan is attached as Appendix A to the 2005 Proxy Statement.

                B.            2005 Deferred Income Plan

                Also on May 26, 2005, shareholders approved the 2005 Deferred Income Plan.  The plan will permit selected employees and officers to defer all or a portion of their cash compensation.  The aggregate number of shares that may be obtained by selected employees and officers under the plan is 500,000 shares.

A summary description of the 2005 Deferred Income Plan is included in the Company’s 2005 Proxy Statement and the full text of the Plan is attached as Appendix B to the 2005 Proxy Statement.

Item 7.01. Regulation FD Disclosure

The Company issued a press release announcing the results of its annual meeting of shareholders held on May 26, 2005 as well as certain operating results in the current year.  The press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

(a)        Financial Statements of Business Acquired.

None.

(b)        Pro Forma Financial Information.

None.

(c)        Exhibits.

99.1                          Press Release dated May 31, 2005

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRINITY CAPITAL CORPORATION

Dated: May 31, 2005	By:	/s/ William C. Enloe
William C. Enloe
Chief Executive Officer